                                                                   EXHIBIT 10.30

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                   AND 240.24B-2

         THIS AGREEMENT is made the Twelfth day of July, One thousand nine hundred and eighty four between THE WELSH NATIONAL SCHOOL OF MEDICINE whose principal office is situate at Heath Road Cardiff Wales CF4 4XN (hereinafter called "WNSM" which expression shall include its successors and assigns) of the one part and BIOANALYSIS LIMITED whose registered office is situate at College Buildings Courtenay Road Splott Cardiff (hereinafter called "BIOANALYSIS") of the other part

                                     WHEREAS

         A. WNSM has developed techniques for the measurement of the presence of antibodies binding proteins and other analytes based upon the phenomenon of chemiluminescence which it believes may be applicable to immunoassay binding protein and other assay systems (hereinafter called the "CHEMILUMINESCENCE TECHNOLOGY")

         B. WNSM is the registered proprietor of the patents particulars of which are set out in the first part of the Schedule hereto and is entitled to the benefit of the applications for the patents particulars of which are set out in the second part of the said schedule

         C. Bioanalysis has assisted in the development of the techniques referred to in Recital (A) above and has a number of commercial contacts who would be interested in manufacturing and marketing clinical diagnostic kits components for such kits and other related products on a commercial scale and is also interested in manufacturing and marketing such kits and other products itself

         D. WNSM has agreed to grant to Bioanalysis under the said patents under any patents to be granted under the said applications and under any further patents to be granted to WNSM relating to the Chemiluminescence Technology (hereinafter called the "PATENTS") the right and licence either by itself or with others to develop the Chemiluminescence Technology and to market and sell either by itself or with others clinical diagnostic kits and/or components thereof and/or other related products incorporating the Chemiluminescence Technology upon the terms and conditions hereinafter set forth

         NOW IT IS HEREBY AGREED by and between the parties hereto as follows:

1. This Agreement shall be deemed to come into force on the Twelfth day of July One thousand nine hundred and eighty four and shall be read and construed accordingly

2. In consideration of the royalties hereinafter reserved and the covenants on behalf of Bioanalysis hereinafter contained WNSM hereby grants to Bioanalysis an exclusive right and licence to develop manufacture market and sell either by itself or with such other parties as Bioanalysis and WNSM shall determine clinical diagnostic kits and/or components thereof and/or any other related products incorporating the Chemiluminescence Technology covered by the Patents

3. Bioanalysis shall on demand contribute one half of the costs incurred by WNSM in maintaining in force any of the Patents or applying for further patents in connection with the Chemiluminescence Technology provided that nothing in this Agreement shall prevent

                                       1.

Bioanalysis or its sub-licensees from applying for patents for new techniques or products not covered by the Patents and for which Bioanalysis or its sub-licensee are responsible

4. WNSM represents to Bioanalysis that (i) it is the owner of the Patents and of all the know-how and information to be disclosed hereunder (ii) it has not previously granted any rights or licences under the Patents or in connection with the know-how and information to be disclosed hereunder relating to the Chemiluminescence Technology to any third parties and (iii) it has power to grant the rights and licences of this Agreement without any prior or conflicting obligations whatsoever

5. Bioanalysis shall not assign transfer mortgage charge or part with any of its rights duties or obligations under this Agreement but may with the approval of WNSM grant licences to commercial organisations with a view to the commercial exploitation of the Chemiluminescence Technology covered by the Patents for the benefit of WNSM and Bioanalysis In the event that Bioanalysis does grant licences as aforesaid it shall within One month of the grant of any such licence furnish to WNSM a true copy thereof

6. WNSM will on the execution of this Agreement furnish Bioanalysis with all the information relating to the Patents and the Chemiluminescence Technology and will from time to time thereafter during the continuance of this Agreement furnish such further information as may be necessary to keep the same up to date

7. Each of WNSM and Bioanalysis shall during the continuance of this Agreement forthwith disclose to the other full details of all improvements in the Chemiluminescence Technology covered by the Patents which it or any sub-licensee of Bioanalysis may make or discover during such continuance and the use of such improvements by WNSM or Bioanalysis shall not give rise to any liability for payment of any further royalties over and above those payable hereunder

8. Bioanalysis shall have the right during the continuance of this Agreement at its own expense to send its employees to WNSM's laboratories and workshops and WNSM shall permit such employees to study at reasonable times and in a reasonable manner the methods processes designs and techniques employed by WNSM in the development of the Chemiluminescence Technology covered by the Patents. Bioanalysis shall indemnify and hold WNSM harmless against all loss and damage claims demands costs or expenses arising out of the acts or omissions of the employees of Bioanalysis in or about the premises of WNSM in connection with such arrangements and for this express purpose Bioanalysis shall arrange appropriate insurance cover with a reputable insurance company

9. (1) WNSM or Bioanalysis shall not during the continuance of this Agreement or at any time thereafter disclose any part of the know-how techniques data or other confidential information relating to the development of the Chemiluminescence Technology covered by the Patents other than to a sub-licensee of Bioanalysis and shall treat the same as confidential and to this end shall cause its directors employees and agents to keep the same in confidence and not to use or disclose the same except for the purposes of this Agreement

                                       2.

         (2) The provisions of this clause shall not apply to such of the know-how relating to the Chemiluminescence Technology as shall have become available to the public otherwise than through this Agreement

10. Bioanalysis shall during the continuance of this Agreement pay to WNSM a royalty at the rate of [...***...] of the net selling price of each of the clinical diagnostic kits OR components thereof or other related products incorporating the Chemiluminescence Technology (hereinafter called the "LICENSED PRODUCTS") manufactured and sold by Bioanalysis alone and [...***...] of the royalties received by Bioanalysis on licensed products manufactured and sold by a sub-licensee of Bioanalysis

11. Bioanalysis shall during the continuance of this Agreement use its reasonable endeavours to promote the sale of the licensed products and to obtain the best market price therefor

12. Bioanalysis shall keep true and detailed records of all royalties payable hereunder and shall within Thirty days after the last day of June and December in each year during which this Agreement shall remain in full force deliver to WNSM a true account thereof in respect of the preceding half year (or any part thereof) up to the end of the last preceding June or December as the case may be showing separately the numbers of the licensed products sold by Bioanalysis or its sub-licensee and shall at the same time pay to WNSM the amount of such royalties as may be shown to be due hereunder Provided that if this Agreement shall terminate otherwise than at the end of June or December in any year the last account and payment under this Agreement shall be rendered and made respectively within Thirty days after the termination of this Agreement

13. Bioanalysis shall permit any duly authorised representative of WNSM such access to the accounts records of Bioanalysis as shall be reasonably necessary to verify the accounts rendered under Clause 12 hereof and the provisions of this Clause shall remain operative (notwithstanding the determination of this Agreement) until the settlement of all subsisting claims of WNSM hereunder

14. Unless terminated as hereinafter provided this Agreement shall continue in force until the expiry or the last to expire of the Patents

15. Bioanalysis shall have the right to determine this Agreement at any time upon giving to WNSM six months' previous notice in writing to that effect

16. WNSM shall have the right to determine this Agreement forthwith at any time by notice in writing to Bioanalysis upon the happening of any of the following events:-

         (a) if any royalty payable hereunder is in arrears for sixty days after the same shall have become payable

         (b) if Bioanalysis shall commit a material breach of any of the obligations on its part to be performed or observed herein and in the case of a breach capable of rectification shall fail to rectify the same within thirty days after notice is given to it by WNSM requiring such remedy

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                       3.

         (c) if Bioanalysis has a receiver or manager appointed to the whole or any substantial part of its assets or if an order shall be made or resolution passed for the winding up of Bioanalysis unless such order or resolution is part of a scheme of reconstruction of Bioanalysis

17. Notwithstanding the failure of either party to exercise any right hereunder including the right to terminate such failure shall not be deemed a waiver of such right in any continuing or subsequent default

18. (1) Bioanalysis shall give notice in writing to WNSM (with full technical supporting information) of any infringement or threatened infringement of the Patents which shall at any time and from time to time come to its knowledge

         (2) If WNSM shall fail for a period of three months after due notice in writing has been given to WNSM of an infringement of the Patents to institute proceedings necessary to prevent such infringement and to indemnify Bioanalysis against all damages claims costs and expenses in respect thereof Bioanalysis shall be relieved from further obligation to pay any royalties under this Agreement and shall be at liberty at its own cost to institute and prosecute any such action or proceedings in the name of WNSM Provided that if the infringement or alleged infringement shall subsequently cease royalties shall become payable again as from the date of such cessation

19.      On the termination of this Agreement (howsoever caused):

         (a) Bioanalysis shall forthwith cease all further development manufacture and sale of the licensed products except only that Bioanalysis may sell its stock of the licensed products manufactured prior to such termination and may fulfil any contract for the sale of these licensed products made by it prior thereto subject to the payment of royalties to WNSM as provided under this Agreement in respect of sales of licensed products by it or any of its sub-licensees

         (b) Bioanalysis shall Forthwith return to WNSM all written information drawings specifications data and material supplied by WNSM pursuant to this Agreement and all copies thereof and shall make no further use whatsoever of any information so supplied;

         (c) all rights and obligations under this Agreement and all licences granted pursuant thereto shall automatically terminate with the exception of:-

                  (i) such rights of action as shall have accrued prior to termination (including but not limited to any and all claims for any breach of any term or undertaking contained in this Agreement ) and

                  (ii) all obligations of Bioanalysis under this Agreement which are expressed to survive its termination and continue thereafter

20. This Agreement contains the entire agreement and understanding of the parties with respect to its subject matter and supersedes all prior agreements written or oral with respect thereto

21. This Agreement shall not be construed as constituting Bioanalysis an agent or employee or partner of WNSM for any purpose whatsoever and neither party shall have the right or

                                       4.

authority to act for or to bind the other party in any way or to make or give any representation or warranty on behalf of the other or to settle any claims by or against the other

22. Neither of the parties hereto shall be liable in damages or have the right to terminate for any delay or default in performance of the other hereunder if such delay or default is caused by conditions beyond the control of the parties hereto including but not limited to Government restrictions including domestic or international problems such as wars insurrections strikes fires floods work stoppages embargos and or lack of materials; provided however that either party shall have the right to terminate this Agreement summarily by notice if the inability of the other to perform according to the obligations of this Agreement due to any of the above mentioned causes continues for a period of six months

23. All disputes differences or questions arising out of this Agreement as to the rights and liabilities of the parties hereto or as to the interpretation hereof shall be referring to the decision of a single arbitrator to be agreed between the parties or in default of agreement appointed at the request of either party by the president for the time being of the Chartered Institute of Arbitrators Arbitration shall take place in London or in such other place as shall be agreed between the parties

24. Any provision of this Agreement which in any way contravenes the law of any territory in which this Agreement takes effect shall in such territory to the extent of such contravention be deemed severable and of no effect but the other provisions of this Agreement shall continue in full force and effect

25. Any notice or other document to be given under this Agreement shall be in writing and shall be deemed duly given if left at or forwarded by registered post or recorded delivery to the address of such party at its last known address or in the case of Bioanalysis to its registered office and every notice or other document shall be deemed to have been duly received and given at the time when in the ordinary course of transmission it should have been delivered at the address to which it was sent In proving the giving of notice it shall be sufficient to prove that the notice was left or that the envelope containing such notice was properly addressed and posted (as the case may be)

26. This Agreement shall be governed by and interpreted in accordance with the laws of England and Wales and the parties submit to the jurisdiction of the High Court of Justice in England and Wales

         IN WITNESS WHEREOF this Agreement has been duly executed the day and year first above written.

                                       5.

                                  THE SCHEDULE

                                     PART I

                     PARTICULARS OF PATENTS GRANTED TO WNSM

                                             APPLICATION OR PATENT
  CASE NO.     SHORT TITLE      COUNTRY             NUMBER             STATUS
  --------     -----------      -------             ------             ------
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]

                                     PART II

                   PARTICULARS OF PATENTS APPLIED FOR BY WNSM

                                             APPLICATION OR PATENT
  CASE NO.     SHORT TITLE      COUNTRY             NUMBER             STATUS
  --------     -----------      -------             ------             ------
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]
[...***...]    [...***...]    [...***...]         [...***...]        [...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                       6.

THE SEAL of THE WELSH         )
NATIONAL SCHOOL OF            )
MEDICINE was hereunto         )
affixed in the presence of    )

            LS                           C.C. Banham
                                     -------------------------------------------
                                        Member of Council

                                        A.W. Roberts
                                     -------------------------------------------
                                        Registrar and Secretary

THE COMMON SEAL of            )
BIOANALYSIS LIMITED was       )
hereunto affixed in the       )
presence of: -                )

                                        John Burke
                                     -------------------------------------------
                                        Director

            LS

                                        V. Morgan
                                     -------------------------------------------
                                        Secretary

                                       7.